Investor Presentation

FEBRUARY 2015


UNIVERSITY OF KENTUCKY
CHAMPIONS COURT I


UNIVERSITY OF KENTUCKY
CHAMPIONS COURT I - ROOFTOP LOUNGE

Key Themes


EDR BY THE
NUMBERS


STABLE AND
PREDICTABLE
STUDENT HOUSING
MARKET


BEST IN CLASS
PORTFOLIO


EMBEDDED
EXTERNAL GROWTH


UNIQUE P3
OPPORTUNITIES
THE ONE PLAN℠


CAPITAL
MANAGEMENT

EdR By The Numbers

Leading Student Housing Company

- **Second-Largest Company in the Student Housing Industry**
  - $2.0 billion total gross asset value
  - 50 owned and 23 managed communities aggregating over 40,400 beds
- **Favorable Environment for Continued Industry Growth**
- **Internal Growth**
  - 4.2% 5-Year CAGR Same-Community Revenue Growth
- **External Growth Opportunities**
  - ONE Plan[SM] on-campus developments
  - Off-campus developments
  - Acquisition pipeline
- **Strong and Consistent Growth History**
  - 2014 Core FFO per share increased 13% over 2013
  - 2011 to 2014 Core FFO per share CAGR 13%
- **Capital Structure Positioned to Support Growth**



Campus West, Syracuse University

EdR By The Numbers

Portfolio Transformation

January 1, 2010

- $654 Million Enterprise Value
- 42.9% Debt to Gross Assets
- 40 Communities
- 25,454 Beds



$815m
ACQUISITIONS
$494m
DEVELOPMENTS
$378m
DISPOSITIONS

December 31, 2014

- $2.4 Billion Enterprise Value
- 35.1% Debt to Gross Assets
- 50 Communities
- 27,637 Beds

Average Distance to Campus



1.8 miles
0.1 miles
Sold
Developments / Acquisitions

Average Enrollment



21,382
27,967
Sold
Developments / Acquisitions

Average Rental Rate



$345
$795
Sold
Developments / Acquisitions

EdR By The Numbers

Superior Same-Community Leasing Results

Historical Same-Community Leasing Results

Year	Opening Occupancy	Occupancy Growth	Rate Growth	Total Revenue Growth
2014	96.3%	2.0%	2.0%	4.0%
2013	94.1%	3.0%	2.0%	5.0%
2012	90.5%	(4.2%)	5.1%	0.9%
2011	94.9%	1.5%	5.6%	7.1%
2010	93.6%	2.3%	2.0%	4.3%

Best-In-Class
4.2% (CAGR)
Same-Community Revenue Growth


MARSHALL
express

The Marshall, University of Minnesota

EdR By The Numbers

Revenue and NOI Growth

Strong History of Growth



Collegiate Housing Revenue
(in millions)
CAGR-20%
$99.2
$109.4
$131.1
$167.5
$206.3
2010
2011
2012
2013
2014



NOI
(in millions)
CAGR-22%
$50.8
$58.8
$67.9
$87.5
$113.7
2010
2011
2012
2013
2014

Source: Company filings, represents amounts reported in each respective year prior to subsequent changes for discontinued ops.

EdR By The Numbers

Superior Core FFO Growth

- Strong historical growth that is expected to continue.
- Significant increases in total revenue, NOI and gross assets.
- Strong growth in Core FFO per share.
  - 13% 3-year CAGR
- Annual dividend increases of at least 9% over the last two years.

Core FFO Growth
Per Share



CAGR-13%
$1.29
$0.55
$1.65
$1.86
2011
2012
2013
2014

EdR By The Numbers

Dividend per Share Growth

19.1%

DIVIDEND PER SHARE CAGR

Dividend per Share Growth
2010-2014 (CAGR)



19.1%
2.4%
EdR
ACC



NUECES

2400 Neuces, University of Texas Austin

EdR By The Numbers

Total Shareholder Return

Total Shareholder Return

2010–2014



200%
142%
120%
79%
-24%
EDR
MF REITs (1)
RMS
ACC
CCG (2)

EdR #1
VS. ALL PUBLIC STUDENT HOUSING REITS

EdR #2
VS. ALL PUBLIC MULTIFAMILY REITS

EdR
87th Percentile
ALL PUBLIC REITs

Source: KeyBanc Corp

(1) MF REITs include: AIV, AEC, AVB, BRG, CPT, EQR, ESS, HME, IRT, MAA, MORE, PPS, APTS, RUF.U, TSRE, UDR

(2) For the period October 2010 – December 31, 2014

Stable & Predictable Student Housing Market

Key Drivers

- **Favorable enrollment trends**
  - +1.2% projected average annual full-time enrollment growth through 2022
- **Higher education earnings gap**
  - Millennials with only a high school diploma earn 62% of what the typical college graduate earns
  - Earnings gap between young adults with and without a bachelor's degree has stretched to its widest level in nearly a half century
- **Modernization is in full swing**
  - New student housing supply is replacing and modernizing older assets
- **2015 new supply is only slightly outpacing enrollment growth by 0.1%**
  - 2015 supply is greatest in the Midwest region, where EdR only has 6% of its NOI

Median Income by Education Level



Less than High School
$24,492
High School
$33,904
Some College, no Degree
$37,804
Associate's
$40,820
Bachelor's
$55,432
Master's
$67,600
Professional Degree
$90,220

Projected Full-Time Enrollment Growth



Projected Average % Growth 2014-2022 = 1.2%
1.7%
1.1%
1.2%
1.4%
1.4%
1.4%
1.2%
1.4%
1.1%
2014
2015
2016
2017
2018
2019
2020
2021
2022

Sources: Pew Research - Social & Demographic Trends: The Rising Cost of Not Going to College, February 11, 2014, National Center for Education Statistics (NCES) report titled "Projections of Education Statistics to 2022, Forty-first edition (Feb. 2014)", the U.S. Bureau of Labor Statistics, Axiometrics and local market data

Stable and Predictable Student Housing Market

Enrollment Drivers

Moody's Investor Services

- "Enrollment **declines** are concentrated in colleges with **smaller enrollment size**, high tuition dependence, **weak selectivity/yield rates**, and soft regional demographics. The survey indicates that market-leading, diversified colleges and universities rated Aaa or Aa continue to fare better than the majority of the sector and are still seeing healthy student demand."
- "The survey shows that there remains a **"flight to quality"** as students seek the highest value education in the face of declining family income and weak job prospects. As a result, small, lower-rated public and private universities, as well as publics with small enrollment size, experienced the most enrollment pressure in fall 2012."
- "For public universities, there continues to be a correlation between size and enrollment trends, with the highest median enrollment growth experienced at **large, program-diversified universities.**"

- Universities with Aaa or Aa rating
- Highly-regarded universities
- Large, program-diversified, public universities

} **EdR Target Markets**

Source: Moody's Investors Service, Special Comment: More US Colleges Face Stagnating Enrollment and Tuition Revenue, According to Moody's Survey, Jan. 10, 2013.

Stable and Predictable Student Housing Market

2015 New Supply: EdR Markets

New supply slowed 15% from 2014 to 2015

EdR Market and Same-Community Fall Leasing Growth



5.0%
4.0%
2.2%
2.2%
1.3%
1.4%
1.5%
1.6%
2013
2014*
2015
Enrollment Growth
Supply Growth
EdR Same-Community Fall Leasing Growth

* Enrollment projection represents the 3-year enrollment CAGR through 2013 for our markets.

Stable and Predictable Student Housing Market

2015 New Supply: EdR Markets

New supply slowed 15% from 2014 to 2015

2015 New Supply to Enrollment(1)

Region	Owned Beds	EdR NOI %(2)	3 Year Enrollment Growth–Universities Served	2015 New Supply %	Variance
West	3,227	12%	2.2%	0.5%	1.7%
Mid Atlantic	6,201	25%	0.8%	1.6%	(0.8)%
North	3,206	9%	0.6%	1.8%	(1.2)%
South Central	9,342	34%	1.9%	1.2%	0.7%
South East	5,681	14%	1.6%	2.4%	(0.8)%
Mid West	2,636	6%	2.2%	3.2%	(1.0)%
Total	**30,293**	**100%**	**1.5%**	**1.6%**	**(0.1)%**



Housing Mix
EdR Markets
On-Campus Housing 26%
Off-campus Purpose Built Student Housing 24%
Other Housing 50%

Conclusion: Overall market occupancy approximately 95%. The 10 basis points supply in excess of enrollment growth is insignificant and does not consider cannibalization of older outdated "other housing."

(1) All markets served by EdR and all announced deliveries. Data was obtained from the National Center for Education Statistics, Axiometrics and local market data.
(2) Includes 2014 and 2015 development deliveries, the recent acquisition of The District on Apache at Arizona State University and the presale at Florida International University and excludes communities sold. NOI is based on current 2014 net operating income with annualization of 2014 developments and acquisitions and proforma NOI for 2015 developments.

Stable and Predictable Student Housing Market

2014-2015 Final Leasing Results

	# of Communities	Opening Occupancy	Improvement to Prior Year	Rate Growth
Prior Year Occupancy Below 90% (Tier 1)	5	94.8%	13.2%	0.5%
Prior Year Occupancy 90%-94.9% (Tier 2)	10	95.4%	3.0%	1.0%
Prior Year Occupancy 95%-97.9% (Tier 3)	8	95.6%	(0.7)%	2.3%
Prior Year Occupancy 98% and Above (Tier 4)	15	99.3%	(0.6)%	3.3%
Total Same-Community	**38**	**96.8 %**	**2.0%**	**2.0%**

INDUSTRY LEADING

4%

SAME-COMMUNITY FALL REVENUE GROWTH

Stable and Predictable Student Housing Market

2015-2016 Preleasing

	# of Communities	Opening Occupancy	Preleasing at February 17, 2015	2014	Improvement to Prior Year	Rate Growth
Prior Year Occupancy Below 90% (Tier 1)	5	81.6%	22.4%	19.5%	2.9%	1.0%
Prior Year Occupancy 90%-94.9% (Tier 2)	3	92.2%	36.4%	40.2%	(3.8)%	3.4%
Prior Year Occupancy 95%-97.9% (Tier 3)	9	97.4%	46.3%	44.0%	2.3%	2.0%
Prior Year Occupancy 98% and Above (Tier 4)	27	99.6%	69.1%	67.7%	1.4%	3.6%
Total Same-Community	**44(1)**	**96.2%**	**55.0%**	**53.7%**	**1.3%**	**3.0%**

(1) Total same-communities of 44 as presented herein represents our 50 communities owned and operating at December 31, 2014, excluding 5 properties at the University of Kentucky, which are excluded from preleasing until the application process is complete in May of 2015, and excluding our Sept 2014 acquisition of The District on Apache, as we did not manage the 2014/2015 leasing cycle.

2.5%-3.5%
PROJECTED '15-'16 REVENUE GROWTH

Stable and Predictable Student Housing Market

Conclusion

Moving Forward

- Enrollment trends are favorable.
- New supply is manageable.
- Modernization is in full swing.
- Preleasing is strong for 2015-2016 lease term.



The District on Apache, Arizona State University



Best-In-Class Portfolio

Impact of New Supply

Acquisitions & Development

- From Jan 1, 2010 – Dec 31, 2014:
  - Developed $494 million
  - Acquired $815 million
  - 17,087 beds
  - Avg. enrollment 27,967
  - Avg. rental rate $795

BY THE END OF 2016,

28%

OF THE COST OF OUR ASSETS WILL BE ON-CAMPUS.

Representative Schools:

TEXAS

MICHIGAN

UCONN

THE UNIVERSITY OF ALABAMA



FOCUS ON:

LARGER TIER 1 UNIVERSITIES ON OR PEDESTRIAN TO CAMPUS



Best-In-Class Portfolio

Capital Recycling

Cap Rates – Sold Assets

	University	Date Sold	Distance to Campus	Age	Bed/Bath Parity	Economic Cap Rate
The Reserve on West 31st	Kansas	Mar-14	3.5 miles	16 years	No	6.6%
College Station at W. Lafayette	Purdue	Mar-14	3.3 miles	14 years	No	5.7%
Pointe West	South Carolina	Jul-14	1.9 miles	11 years	No	7.6%
Reserve on South College	Auburn	Jul-14	0.4 miles	15 years	No	5.9%
The Reserve at South Florida	South Florida	Oct-14	0.5 miles	15 years	No	7.0%
Recently Announced Dispositions:						
Avenue at Southern	Georgia Southern	Nov-14	0.2 miles	21 years	No	
Commons on Kinnear	Ohio State	Dec-14	0 miles	14 years	No	
Sub-Total Recently Announced Dispositions						5.8%
Weighted Average Cap Rate						**6.2%**

- Aggregate proceeds of $134.6 million were recycled into development pipeline.
- Sold properties are older, less desirable communities farther from campus.
- Approximately 80% of EdR's 2014 NOI is from pedestrian and ONE Plan communities.

Best-In-Class Portfolio

Portfolio Snapshot as of December 31, 2014 (1)

Owned communities	50
University markets	37
Beds	27,637
Gross Asset Value	$2.0 billion
Median distance to campus	0.1 miles
Average distance to campus	0.4 miles
% of NOI on or pedestrian to campus	80%
% NOI on campus	23%
Average full-time enrollment	27,533
Average Rental Rate	$706
Average age	7 years







Corporate Offices
Owned Communities

(1) Includes only open and operating communities.

Best-In-Class Portfolio

EdR Market Data

- EdR Target Markets - Universities with strong characteristics:
  - Enrollment greater than 10,000
  - High application to admission ratio
  - Strong state demographics
  - Capture rate of off-campus students

EdR Markets vs Average

Percent Enrollment Growth



2.8%
2.8%
2.1%
1.6%
1.3%
0.4%
2010
2011
2012
EdR Universities
4-Year Universities >10K Enrollment

EdR Schools Have Strong Demand

2012 Applicants to Admittance Ratio



1.8x
1.8x
1.5x
EdR
ACC
All Universities

Source: The NCES IPEDS data base and respective company's supplements and investor presentations.

Best-In-Class Portfolio

Same-Community Leasing Results

Same-Community Fall Revenue Growth
2010-2014 (CAGR)


4.2%
2.8%
EdR
ACC

DELIVERED
MARKET LEADING
LEASING RESULTS OVER
LAST FOUR YEARS

FOCUSED MANAGEMENT TEAM

TRANSFORMED THE COMPANY'S PORTFOLIO

Source: Respective company's disclosures

Embedded External Growth

Announced Developments

	Announced Developments
Delivered August 2014	$304mm
2015 – 2016 deliveries	$317mm
Median distance to campus[1]	0.1 miles
Average distance to campus[1]	0.2 miles
Average full-time enrollment[1]	21,138
Average rental rate[1]	$833
Average development yields[1]	7.0% - 7.5%

CURRENT DEVELOPMENTS WILL INCREASE COLLEGIATE HOUSING ASSETS BY

18%

(1) The statistics presented include only our consolidated communities under development.

Embedded External Growth

Announced Developments

University	Property	2013 Enrollment	Beds	EdR's Share of Cost (In Millions)	Distance to Campus (miles)
University of Colorado	The Lotus	26,148	195	$ 21	Adjacent
University of Kentucky	Multiple	25,658	2,381	138	On-Campus
Duke University	605 West	15,386	384	42	1.0
University of Connecticut	The Oaks on the Square Phase III	22,185	116	13	Adjacent
University of Minnesota*	The Marshall	38,767	994	47	Two Blocks
Florida International University	109 Tower	32,180	542	43	Adjacent
2014 - Total/Weighted Average		26,366	4,612	$ 304	
University of Kentucky	Woodland Glen III, IV, V	25,658	1,610	101	On-Campus
University of Georgia*	Georgia Heights	31,364	292	28	Adjacent
University of Connecticut	The Oaks on the Square Phase IV	22,185	390	45	Adjacent
University of Louisville	The Retreat at Louisville	16,367	656	34	Adjacent
2015 - Total/Weighted Average		24,482	2,948	$ 208	
University of Kentucky	Limestone Park I & II	25,658	1,141	84	On-Campus
University of Mississippi	The Retreat - Phase II	15,824	350	25	0.8
2016 - Total/Weighted Average		41,482	1,491	$ 109	0.3
Total/Weighted Average		25,074	9,051	$ 621	0.1

*EdR is 50% owner in The Marshall and Georgia Heights developments which are not included in Wholly-Owned Communities Portfolio

Proven Development and Lease-up Experience

2012 – 2014 Development Deliveries

EdR has delivered 100% of its development projects on time with average first year occupancy of 94.1% and first-year economic yields above 7%

Development	EdR's Share of Cost[1] *(in millions)*	First Year Occupancy	Second Year Occupancy	First-Year Economic Yield	On Time
2014 Deliveries	$257	94.4%	N / A	7% - 7.5% [2]	✓
2013 Deliveries	$192	92.4%	98.9%	7.4%	✓
2012 Deliveries	$91	96.7%	99.3%	9.1%	✓
Total / Weighted Average	**$546**	**94.1%**	**99.0%**	**7.7%**	

(1) Represents majority owned and consolidated assets. While most developments were delivered below original budgeted costs all projects were within 2% of original budget
(2) Represents expected first-year economic yield

Unique P3 Opportunities – The ONE Plan℠



Year-End
Cumulative Cost
in Millions
Market Value(1)
$687-753
CAGR-65%
$26
$81
$111
$204
$342
$443
$527
2010
2011
2012
2013
2014
2015
2016
ONE Plan investments(2)

- Best risk-adjusted return
- Universities more accepting
  - Speed of completion
  - Reduced development and operating costs
  - Other demands on institutional funds
  - Modernization of on-campus housing
- Significant competitive advantages
  - Proven on-campus development and management expertise
  - Well-capitalized balance sheet
  - Size and depth of resources
  - Public company transparency
  - Long-term owner of assets

23% of EdR's 2014 NOI was from ONE Plan assets.

Note: P3 equals Public-Private Partnership
(1) Based on average economic yield of 7.5% and cap rates of 5.25% and 5.75%
(2) Current and announced ONE Plan investments at Syracuse University, Texas Christian University, University of Texas-Austin and University of Kentucky

The ONE Plan℠

- Coming from zero in 2008, EdR expects to have invested $527 million in on-campus equity developments through 2016
- Programs have gained university acceptance
- Meetings with many universities and responding to RFQs and RFPs
- Activity is as high as ever for primarily one-off transactions



Limestone Park I & II, University of Kentucky

External Growth Priorities

Student Housing Marketplace

- Highly fragmented
- REITs own less than 5%
- Outdated housing stock
- Consolidation and development opportunities aplenty

Drivers of Stable Growth

- Favorable enrollment trends: +1.2% average annual full-time enrollment growth through 2022
- Well located assets and moderating supply growth
- Strong community management teams and systems
- Disciplined operating cost controls resulting in consistent NOI margins since 2010
- Consistent and meaningful growth through development and acquisitions

Historical NOI & NOI Margin

in millions



51.4%
53.7%
51.8%
52.3%
55.1%
$51
$59
$68
$88
$114
2010
2011
2012
2013
2014
NOI
NOI Margin

Historical Gross Assets

in millions



$893
$1,144
$1,500
$1,815
$2,022
2010
2011
2012
2013
2014

Historical Core FFO

in millions



$26
$33
$48
$63
$80
2010
2011
2012
2013
2014

Sources: Company's respective annual and quarterly filings and National Center for Education Statistics (NCES) report titled "Projections of Education Statistics to 2022, Forty-first edition (Feb. 2014)"

Improving Credit Metrics

Driven by Focused Balance Sheet Strategy

Debt to Gross Assets



42%
31%
32%
43%
35%
35%
2010
2011
2012
2013
2014

Interest Coverage



2.2x
2.7x
4.2x
4.6x
5.0x
4.5x
2010
2011
2012
2013
2014

Net Debt to EBITDA - Adjusted



7.1x
4.6x
4.3x
6.5x
4.9x
5.5x
2010
2011
2012
2013
2014

Secured Debt to Gross Assets



41%
31%
26%
23%
12%
10%
2010
2011
2012
2013
2014

Source: Company's respective annual and quarterly filings
Note: See appendix for definitions and reconciliations
Target Ratios indicated by white line

Capital Management

Excellent Capital Structure[1]

Prudent Financing Strategy

- Appropriate Leverage Levels
  - Debt to Gross Assets: 35%
  - Net Debt to Enterprise Value: 28%
  - Net Debt to Adjusted EBITDA: 4.9x
- Strong Coverage Levels
  - Interest Coverage Ratio: 5.0x
- Well-staggered debt maturities
- $500 million unsecured Credit Facility expandable to $1 billion
- Attractive and well covered dividend[2]
  - Dividend Yield: 3.9%
- **39% debt-to-gross assets at the end of 2016, with announced deals**

Debt Maturities as of December 31, 2014[3]
(In Millions)



$66
$24
$34
$39
$8
$24
$65
$56
$22
$123
$250
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
Unsecured Revolving Credit Facility - Variable Rate
Unsecured Senior Notes
Unsecured Term Loan - Fixed Rate
Mortgage Debt - Fixed Rate
Mortgage Debt - Variable Rate
Construction Loans - Variable Rate

(1) All data is as of December 31, 2014 per the company's 4Q14 financial supplement except as noted.
(2) Most recently announced quarterly dividend annualized. Based on stock price of $36.59 as of December 31, 2014.
(3) Term loans entered into in January 2014 are reflected as fixed rate debt as the Company entered into swaps covering the total term loan balance.

Safe Harbor Statement

Under the Private Securities Litigation Reform Act of 1995

Statements about the Company's business that are not historical facts are "forward-looking statements," which relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," "potential," or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements are based on current expectations. You should not rely on our forward-looking statements because the matters that they describe are subject to known and unknown risks and uncertainties that could cause the Company's business, financial condition, liquidity, results of operations, Core FFO, FFO and prospects to differ materially from those expressed or implied by such statements. Such risks are set forth under the captions "Risk Factors," "Forward-Looking Statements" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" (or similar captions) in our most recent Annual Report on Form 10-K and our quarterly reports on Form 10-Q, and as described in our other filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and, except as otherwise may be required by law, the Company undertakes no obligation to update publicly or revise any guidance or other forward-looking statement, whether as a result of new information, future developments, or otherwise, except as required by law.